Exhibit 32

Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2022	/s/ HASSANE EL-KHOURY
Hassane El-Khoury
President and Chief Executive Officer

Date: February 14, 2022	/s/ THAD TRENT
Thad Trent
Executive Vice President,
Chief Financial Officer and Treasurer